INVESCO ENERGY FUND                                                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2018
FILE NUMBER :       811-3826
SERIES NO.:         1

72DD.                1   Total income dividends for which record date passed during the period. (000's Omitted)
                         Class A                       $ 7,518
                     2   Dividends for a second class of open-end company shares (000's
                         Omitted)
                         Class B                       $    16
                         Class C                       $   999
                         Class Y                       $ 1,605
                         Investor Class                $ 3,121
                         Class R5                      $   243
                         Class R6                      $     3

73A.                     Payments per share outstanding during the entire current period:
                         (form nnn.nnnn)
                     1   Dividends from net investment income
                         Class A                       $0.5565
                     2   Dividends for a second class of open-end company shares
                         (form nnn.nnnn)
                         Class B                       $0.2119
                         Class C                       $0.2119
                         Class Y                       $0.6845
                         Investor Class                $0.5565
                         Class R5                      $0.7681
                         Class R6                      $0.7871

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                        12,474
                     2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                         Class C                         4,166
                         Class Y                         2,162
                         Investor Class                  5,276
                         Class R5                          305
                         Class R6                            7

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                       $ 25.91
                     2   Net asset value per share of a second class of open-end company shares (to nearest cent)
                         Class C                       $ 22.17
                         Class Y                       $ 25.93
                         Investor Class                $ 25.80
                         Class R5                      $ 26.53
                         Class R6                      $ 26.52

INVESCO GOLD & PRECIOUS METALS FUND                                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2018
FILE NUMBER :       811-3826
SERIES NO.:         2

72DD.                1   Total income dividends for which record date passed during the period. (000's Omitted)
                         Class A                       $ 2,176
                     2   Dividends for a second class of open-end company shares (000's
                         Omitted)
                         Class B                       $    16
                         Class C                       $   371
                         Class Y                       $   822
                         Investor Class                $ 1,211
                         Class R6                      $    10

73A.                     Payments per share outstanding during the entire current period:
                         (form nnn.nnnn)
                     1   Dividends from net investment income
                         Class A                       $0.0680
                     2   Dividends for a second class of open-end company shares
                         (form nnn.nnnn)
                         Class B                       $0.0542
                         Class C                       $0.0542
                         Class Y                       $0.0723
                         Investor Class                $0.0680
                         Class R6                      $0.0755

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                        30,124
                     2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                         Class C                         6,552
                         Class Y                         9,685
                         Investor Class                 17,741
                         Class R6                          141

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                       $  3.78
                     2   Net asset value per share of a second class of open-end company shares (to nearest cent)
                         Class C                       $  3.79
                         Class Y                       $  3.86
                         Investor Class                $  3.80
                         Class R6                      $  3.86

INVESCO TECHNOLOGY FUND                                                          SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  4/30/2018
FILE NUMBER :       811-3826
SERIES NO.:         6

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                                     8,034
                     2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                         Class C                                     1,047
                         Class Y                                       575
                         Investor Class                              9,578
                         Class R5                                        3
                         Class R6                                        1

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                                   $ 46.98
                     2   Net asset value per share of a second class of open-end company shares (to nearest cent)
                         Class C                                   $ 38.15
                         Class Y                                   $ 47.62
                         Investor Class                            $ 46.71
                         Class R5                                  $ 55.03
                         Class R6                                  $ 55.04

INVESCO DIVIDEND INCOME FUND                                                     SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2018
FILE NUMBER :       811-3826
SERIES NO.:         9

72DD.                1   Total income dividends for which record date passed during the period. (000's Omitted)
                         Class A                        $19,891
                     2   Dividends for a second class of open-end company shares (000's
                         Omitted)
                         Class B                        $    29
                         Class C                        $ 3,368
                         Class Y                        $14,173
                         Investor Class                 $ 1,692
                         Class R5                       $    51
                         Class R6                       $ 6,632

73A.                     Payments per share outstanding during the entire current period:
                         (form nnn.nnnn)
                     1   Dividends from net investment income
                         Class A                        $0.4686
                     2   Dividends for a second class of open-end company shares
                         (form nnn.nnnn)
                         Class B                        $0.2095
                         Class C                        $0.2915
                         Class Y                        $0.5339
                         Investor Class                 $0.4729
                         Class R5                       $0.5399
                         Class R6                       $0.5599

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                         37,548
                     2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                         Class C                         10,147
                         Class Y                         19,160
                         Investor Class                   3,410
                         Class R5                            83
                         Class R6                        14,020

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                        $ 22.98
                     2   Net asset value per share of a second class of open-end company shares (to nearest cent)
                         Class C                        $ 23.28
                         Class Y                        $ 23.21
                         Investor Class                 $ 23.20
                         Class R5                       $ 22.99
                         Class R6                       $ 23.00

INVESCO AMERICAN VALUE FUND                                                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2018
FILE NUMBER :       811-3826
SERIES NO.:         10

72DD.                1   Total income dividends for which record date passed during the period. (000's Omitted)
                         Class A                    $ 5,664
                     2   Dividends for a second class of open-end company shares (000's
                         Omitted)
                         Class B                    $    31
                         Class R                    $    69
                         Class Y                    $ 2,267
                         Class R5                   $   661
                         Class R6                   $ 1,560

73A.                     Payments per share outstanding during the entire current period:
                         (form nnn.nnnn)
                     1   Dividends from net investment income
                         Class A                    $0.2426
                     2   Dividends for a second class of open-end company shares
                         (form nnn.nnnn)
                         Class B                    $0.2426
                         Class R                    $0.0808
                         Class Y                    $0.3626
                         Class R5                   $0.4186
                         Class R6                   $0.4655

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                     24,392
                     2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                         Class B                         --
                         Class C                      2,597
                         Class R                        659
                         Class Y                      5,372
                         Class R5                     1,607
                         Class R6                     3,629

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                    $ 38.47
                     2   Net asset value per share of a second class of open-end company shares (to nearest cent)
                         Class B                         --
                         Class C                    $ 31.66
                         Class R                    $ 38.24
                         Class Y                    $ 38.76
                         Class R5                   $ 38.80
                         Class R6                   $ 38.82

INVESCO COMSTOCK FUND                                                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2018
FILE NUMBER :       811-3826
SERIES NO.:         13

72DD.                1   Total income dividends for which record date passed during the period. (000's Omitted)
                         Class A                    $ 91,742
                     2   Dividends for a second class of open-end company shares (000's
                         Omitted)
                         Class B                    $    350
                         Class C                    $  3,277
                         Class R                    $  3,540
                         Class Y                    $ 37,308
                         Class R5                   $ 13,363
                         Class R6                   $ 37,511

73A.                     Payments per share outstanding during the entire current period:
                         (form nnn.nnnn)
                     1   Dividends from net investment income
                         Class A                    $ 0.3652
                     2   Dividends for a second class of open-end company shares
                         (form nnn.nnnn)
                         Class B                    $ 0.2820
                         Class C                    $ 0.1773
                         Class R                    $ 0.3018
                         Class Y                    $ 0.4283
                         Class R5                   $ 0.4469
                         Class R6                   $ 0.4708

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                     241,193
                     2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                         Class C                      17,561
                         Class R                       9,949
                         Class Y                      69,783
                         Class R5                     27,585
                         Class R6                     97,076

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                    $  26.67
                     2   Net asset value per share of a second class of open-end company shares (to nearest cent)
                         Class C                    $  26.66
                         Class R                    $  26.67
                         Class Y                    $  26.68
                         Class R5                   $  26.66
                         Class R6                   $  26.66

INVESCO TECHNOLOGY SECTOR FUND                                                   SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  4/30/2018
FILE NUMBER :       811-3826
SERIES NO.:         22

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                          3,659
                     2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                         Class C                            409
                         Class Y                            149

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                         $23.49
                     2   Net asset value per share of a second class of open-end company shares (to nearest cent)
                         Class C                         $19.77
                         Class Y                         $24.77

INVESCO MID CAP GROWTH FUND                                                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  4/30/2018
FILE NUMBER :       811-3826
SERIES NO.:         23

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                          59,841
                     2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                         Class C                           4,535
                         Class R                             749
                         Class Y                           3,301
                         Class R5                          2,653
                         Class R6                          2,160

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                         $ 38.92
                     2   Net asset value per share of a second class of open-end company shares (to nearest cent)
                         Class C                         $ 29.09
                         Class R                         $ 37.71
                         Class Y                         $ 40.69
                         Class R5                        $ 41.13
                         Class R6                        $ 41.33

INVESCO SMALL CAP VALUE FUND                                                     SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  4/30/2018
FILE NUMBER :       811-3826
SERIES NO.:         24

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                                  50,401
                     2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                         Class C                                   5,742
                         Class Y                                  72,152
                         Class R6                                  1,381

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                                 $ 18.53
                     2   Net asset value per share of a second class of open-end company shares (to nearest cent)
                         Class C                                 $ 13.29
                         Class Y                                 $ 19.37
                         Class R6                                $ 19.41

INVESCO VALUE OPPORTUNITIES FUND                                                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  4/30/2018
FILE NUMBER :       811-3826
SERIES NO.:         26

74U.                 1   Number of shares outstanding (000's Omitted)
                         Class A                                         46,505
                     2   Number of shares outstanding of a second class of open-end company shares (000's
                         Omitted)
                         Class C                                          5,034
                         Class R                                            917
                         Class Y                                          2,763
                         Class R5                                           171
                         Class R6                                         1,978

74V.                 1   Net asset value per share (to nearest cent)
                         Class A                                        $ 14.24
                     2   Net asset value per share of a second class of open-end company shares (to nearest cent)
                         Class C                                        $ 13.54
                         Class R                                        $ 14.13
                         Class Y                                        $ 14.23
                         Class R5                                       $ 14.29
                         Class R6                                       $ 14.31